Exhibit (j)3(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Equity Fund IX
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Principal Protection Fund XII
ING Real Estate Fund
ING SmallCap Opportunities Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

ING FUNDS TRUST
ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING Institutional Prime Money Market Fund
ING Intermediate Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio[1]
ING American Funds Asset Allocation Portfolio[1]
ING American Funds Bond Portfolio[1]
ING American Funds Growth Portfolio[1]
ING American Funds Growth-Income Portfolio[1]
ING American Funds International Portfolio[1]
ING Artio Foreign Portfolio
ING BlackRock Inflation Protected Bond Portfolio
ING BlackRock Large Cap Growth Portfolio[1]
ING BlackRock Large Cap Value Portfolio[1]
ING Clarion Global Real Estate Portfolio
ING Clarion Real Estate Portfolio
ING Disciplined Small Cap Value Portfolio
ING Evergreen Health Sciences Portfolio[1]
ING Evergreen Omega Portfolio[1]
ING FMRSM Diversified Mid Cap Portfolio[1]
ING Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio[1]
ING Focus 5 Portfolio
ING Global Resources Portfolio[1]

[1]

Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING Goldman Sachs Commodity Strategy Portfolio
ING Growth and Income Portfolio II
ING Index Plus International Equity Portfolio
ING International Growth Opportunities Portfolio[1]
ING Janus Contrarian Portfolio[1]
ING JPMorgan Emerging Markets Equity Portfolio[1]
ING JPMorgan Small Cap Core Equity Portfolio[1]
ING JPMorgan Value Opportunities Portfolio
ING Limited Maturity Bond Portfolio[1]
ING Liquid Assets Portfolio[1]
ING Lord Abbett Affiliated Portfolio[1]
ING Marsico Growth Portfolio[1]
ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio[1]
ING MFS Utilities Portfolio
ING Multi-Manager International Small Cap Portfolio
ING Oppenheimer Active Asset Allocation Portfolio
ING Oppenheimer Main Street Portfolio®[1]
ING PIMCO Core Bond Portfolio[1]
ING PIMCO High Yield Portfolio[1]
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio[1]
ING Pioneer Mid Cap Value Portfolio[1]
ING Stock Index Portfolio[1]
ING T. Rowe Price Capital Appreciation Portfolio[1]
ING T. Rowe Price Equity Income Portfolio[1]
ING Templeton Global Growth Portfolio[1]
ING Van Kampen Capital Growth Portfolio[1]
ING Van Kampen Global Franchise Portfolio[1]
ING Van Kampen Global Tactical Asset Allocation Portfolio
ING Van Kampen Growth and Income Portfolio[1]
ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST
ING International Value Fund

ING MUTUAL FUNDS
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Emerging Markets Fixed Income Fund
ING European Real Estate Fund
ING Foreign Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Choice Fund
ING Russia Fund

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio
ING American Century Small-Mid Cap Value Portfolio
ING Baron Asset Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value Portfolio
ING Davis New York Venture Portfolio
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING Neuberger Berman Partners Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio

[1]

Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST
ING SPorts Core Fixed Income Fund
ING SPorts International Fixed Income Fund

ING VARIABLE INSURANCE TRUST
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Portfolio - Series 7
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9
ING GET U.S. Core Portfolio - Series 10
ING GET U.S. Core Portfolio - Series 11
ING GET U.S. Core Portfolio - Series 12
ING GET U.S. Core Portfolio - Series 13
ING GET U.S. Core Portfolio - Series 14

ING VARIABLE PRODUCTS TRUST
ING International Value Portfolio
ING MidCap Opportunities Portfolio
ING SmallCap Opportunities Portfolio

ING SERIES FUND, INC.
Brokerage Cash Reserves
ING Alternative Beta Fund
ING Balanced Fund
ING Corporate Leaders 100 Fund
ING Global Target Payment Fund
ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Money Market Fund
ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund
ING Tactical Asset Allocation Fund
ING U.S. Government Money Market Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING Strategic Allocation Conservative Portfolio
ING Strategic Allocation Growth Portfolio
ING Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS
ING Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.
ING BlackRock Science and Technology Opportunities Portfolio
ING Global Equity Option Portfolio
ING Hang Seng Index Portfolio
ING International Index Portfolio
ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING Index Plus SmallCap Portfolio
ING Morningstar® U.S. GrowthSM Index Portfolio
ING Opportunistic LargeCap Growth Portfolio
ING Opportunistic LargeCap Portfolio
ING RussellTM Global Large Cap Index 75% Portfolio
ING RussellTM Large Cap Growth Index Portfolio
ING RussellTM Large Cap Value Index Portfolio
ING RussellTM Mid Cap Growth Index Portfolio
ING RussellTM Small Cap Value Index Portfolio
ING RussellTM Large Cap Index Portfolio
ING RussellTM Mid Cap Index Portfolio
ING RussellTM Small Cap Index Portfolio
ING Small Company Portfolio
ING U.S. Bond Index Portfolio

[1]

Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

ING U.S. Government Money Market Portfolio
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

ING BALANCED PORTFOLIO, INC.
ING Balanced Portfolio

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

[1]

Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement. Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

4